UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

B2Digital, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-11882	84-0916299
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

4522 West Village Drive, Suite 215, Tampa, FL 33624
(Address of principal executive offices, including zip code)

(813) 961-3051
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.02	Unregistered Sales of Equity Securities.

On February 16, 2021, B2Digital, Incorporated, a Delaware corporation (the “Company”), filed its Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2020 (the “Form 10-Q”) pursuant to which the Company reported 783,890,550 shares of its Common Stock issued and outstanding as of February 16, 2021. Since December 31, 2020, the Company has made sales of unregistered equity securities that exceed 5% of the number of shares issued and outstanding as reported on the Form 10-Q, which are as follows:

Sales of Common Stock

From January 1, 2021 to the date hereof, the Company has sold an aggregate of 162,500,000 shares of restricted Common Stock to five investors. The shares were sold at $0.004 per share for gross proceeds of $650,000. The shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), by reason of the exemption from registration afforded by the provisions of Section 4(a)(2) thereof, and Rule 506(b) promulgated thereunder, as a transaction by an issuer not involving any public offering. The shares are restricted and subject to a minimum six month holding requirements prior to resales. The shares were sold only to “accredited investors,” as defined under Rule 501 of Regulation D under the Securities Act. No selling commissions were paid in connection with the sales of these shares.

Convertible Note Issuances

On January 14, 2021, the Company entered into a Securities Purchase Agreement with GS Capital Partners, LLC (“GS Capital”) pursuant to which the Company issued to GS Capital a Convertible Promissory Note in the aggregate principal amount of $107,000. The Company received net proceeds of $100,000 after a $7,000 original note discount. The note has a maturity date of January 14, 2022 and the Company has agreed to pay interest on the unpaid principal balance of the note at the rate of 8% per annum from the date on which the note is issued until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. The Company shall have the right to prepay the note, provided it makes a payment to GS Capital as set forth in the note. The outstanding principal amount of the note is convertible into the Company’s common stock at the lender’s option at $0.01 per share for the first six months of the term of the note. After the six-month anniversary, the conversion price is equal to 63% of the average of the three lowest trading prices of the Company’s common stock.

On January 27, 2021, the Company entered into a Securities Purchase Agreement with GS Capital pursuant to which the Company issued to GS Capital a Convertible Promissory Note in the aggregate principal amount of $60,000. The Company received net proceeds of $55,000 after a $5,000 original note discount. The note has a maturity date of February 2, 2022 and the Company has agreed to pay interest on the unpaid principal balance of the note at the rate of 8% per annum from the date on which the note is issued until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. The Company shall have the right to prepay the note, provided it makes a payment to GS as set forth in the note. The outstanding principal amount of the note is convertible into the Company’s common stock at the lender’s option 63% of the market price of the Company’s common stock.

2

On February 2, 2021, the Company entered into a Securities Purchase Agreement with Geneva Roth Remark Holdings, Inc. (“Geneva Roth”) pursuant to which the Company issued to Geneva Roth a Convertible Promissory Note in the aggregate principal amount of $45,250. The Company received net proceeds of $40,000 after a $1,750 original note discount, $3,000 in legal fees and $500 in due diligence fees. The note has a maturity date of January 27, 2022 and the Company has agreed to pay interest on the unpaid principal balance of the note at the rate of 8% per annum from the date on which the note is issued until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. The Company shall have the right to prepay the note, provided it makes a payment to Geneva Roth as set forth in the note. The outstanding principal amount of the note is convertible into the Company’s common stock at the lender’s option at $0.01 per share for the first six months of the term of the note. After the six-month anniversary, the conversion price is equal to 63% of the average of the three lowest trading prices of the Company’s common stock.

On February 10, 2021, the Company entered into a Securities Purchase Agreement with AES Management, LLC (“AES Capital”) pursuant to which the Company issued to AES Capital a Convertible Promissory Note in the aggregate principal amount of $69,000. The Company received net proceeds of $65,000 after a $4,000 original note discount. The note has a maturity date of February 10, 2022 and the Company has agreed to pay interest on the unpaid principal balance of the note at the rate of 8% per annum from the date on which the note is issued until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. The Company shall have the right to prepay the note, provided it makes a payment to AES as set forth in the note. The outstanding principal amount of the note is convertible into the Company’s common stock at the lender’s option at $0.01 per share for the first six months of the term of the note. After the six-month anniversary, the conversion price is equal to 63% of the average of the three lowest trading prices of the Company’s common stock.

Each of these notes was issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(a)(2) thereof, and Rule 506(b) promulgated thereunder, as a transaction by an issuer not involving any public offering. No selling commissions were paid in connection with the issuances of the notes.

Shares Issued Pursuant to Note Conversions

From January 1, 2021 to the present, the Company issued an aggregate of 53,026,337 shares of Common Stock upon the conversion of an aggregate of $124,000 in principal and an aggregate of $11,197 in accrued and unpaid interest from one lender. The securities were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(a)(2) thereof, and Rule 506(b) promulgated thereunder, as a transaction by an issuer not involving any public offering. No selling commissions were paid in connection with the issuance of the securities.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B2Digital, Incorporated

Date: March 9, 2021	By:	/s/ Greg P. Bell
Greg P. Bell, Chief Executive Officer

4